UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2015

GTJ REIT, INC.

(Exact name of registrant as specified in its charter)

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Maryland	333-136110	20-5188065
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

60 Hempstead Avenue, West Hempstead, New York 11552

(Address of Principal Executive Office) (Zip Code)

(516) 693-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of GTJ REIT, Inc. (the “Company”) approved and adopted an amendment to the Company’s Bylaws, as currently in effect (the “Bylaws”) (the “Bylaw Amendment”). Pursuant to the Bylaw Amendment, Section 7.3 of Article 7 (Stock Certificates; Issuances; Transfers) was amended to make certain revisions relating to the replacement of lost, stolen or destroyed certificates. Namely, (i) Section 7.3(c)(ii) was added in its entirety to provide for execution by the registered stockholder of An Affidavit of Loss and Indemnity Agreement, and (ii) Section 7.3 was revised and amended in general to address certain administrative matters. The effective date of the Bylaw Amendment is September 3, 2015.

Following the foregoing amendments, the amended and restated Section 7.3 in its entirety reads as follows:

“Section 7.3LOST, STOLEN, OR DESTROYED CERTIFICATES.  The Corporation shall issue a new certificate in place of any certificate for shares previously issued if the registered owner of the certificate satisfies the following requirements:

(a)	CLAIM. The registered owner makes proof in affidavit form that a previously issued certificate for shares has been lost, destroyed, or stolen;

(b)

TIMELY REQUEST.  The registered owner requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and/or without notice of an adverse claim;

(c)	BOND AND DEFEND AND INDEMNIFY.

i.

The registered owner gives a bond  in such form, and with such surety or sureties, with fixed or open penalty, as the Board of Directors may direct, in its discretion, to indemnify the Corporation (and its transfer agent and registrar, if any) against any claim that may be made on account of the alleged loss, destruction or theft of the certificate; or

ii.	The registered owner executes an Affidavit of Loss and Indemnity Agreement in a such form as the Board of Directors may direct; and

(d)	OTHER REQUIREMENTS. The registered owner satisfies any other reasonable requirements imposed by the Board of Directors.

When a certificate has been lost, destroyed or stolen and the stockholder of record fails to notify the Corporation within a reasonable time after the stockholder has notice of it, if the Corporation registers a transfer of the shares represented by the certificate before receiving such notification, the stockholder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GTJ REIT, Inc. By: /s/ Louis Sheinker Louis Sheinker, President and COO

Date: September 8, 2015.